UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08547

                          Pioneer Series Trust XII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:   September 1, 2015 through February 29, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer Disciplined
                         Growth Fund

--------------------------------------------------------------------------------
                         Semiannual Report | February 29, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PINDX
                         Class C     INDCX
                         Class Y     INYDX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          19

Notes to Financial Statements                                                 26

Approval of Investment Advisory Agreement                                     34

Trustees, Officers and Service Providers                                      39

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the U.S. economy growing modestly, against an overall global economic backdrop that remains fragile and points towards structurally lower growth. As always in a presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see continued, positive growth led by a strengthened consumer.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
February 29, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 3

Portfolio Management Discussion | 2/29/16

The U.S. equity market grew more volatile and stocks produced negative results over the latter part of the six-month period ended February 29, 2016, after delivering healthy returns for much of 2015. In the following interview, Craig
D. Sterling* discusses the factors that affected the performance of Pioneer Disciplined Growth Fund during the six-month period. Mr. Sterling, Head of Equity Research, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund, along with Paul Cloonan, a senior vice president and a portfolio manager at Pioneer, and Ashesh Savla, a vice president and Team Leader of U.S. Equity Quantitative Research at Pioneer.

Q How did the Fund perform during the six-month period ended February 29, 2016?

A Pioneer Disciplined Growth Fund Class A shares returned -1.75% at net asset value during the six-month period ended February 29, 2016, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned -1.22%. During the same period, the average return of the 695 mutual funds in Lipper's Large-Cap Growth Funds category was -4.45%, and the average return of the 1,735 mutual funds in Morningstar's Large Growth category was -5.14%.

Q How would you describe the market environment for equities during the six-month period ended February 29, 2016, and, within that environment, what were the principal factors that affected the Fund's performance?

A The Fund had performed well relative to the overall market early in the period, encompassing most of the final four months of 2015. During that timeframe, the Fund's results benefited from our emphasis on owning what we believed were fundamentally sound large-cap growth companies with domestic orientations (rather than multinational orientations) that our analysts had indicated were trading at discounts to their intrinsic values.

     At the start of 2016, however, the market took a sharp downward turn, with stock prices falling precipitously. In January alone, the Fund's benchmark, the Russell Index, fell by 5.58%, and the Fund returned -4.75% for the month. The market downturn continued into early February before a rally appeared to be taking hold in the middle of the month. However, a different group of equities led the market's upward move in mid-February: value-oriented stocks that can at times be more susceptible to cyclical economic or longer-term secular trends. During the period, we maintained our focus on owning shares of large-cap, growth-oriented companies in the portfolio that are less vulnerable to cyclical trends, including sluggish U.S. economic growth, the weakening of traditional industrial companies, and slowing growth in foreign markets. As a consequence, the Fund did not fully

* Note: Craig Sterling was named a portfolio manager of the Fund effective May 29, 2015.

4 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 participate in the market upswing of late February and concluded the six-month period with a total return that was slightly behind that of the benchmark Russell Index.

     Despite the Fund's slight benchmark-relative underperformance over the full six-month period, we intend to maintain our emphasis on corporations that we believe are in a better position to take advantage of secular movements. These are companies that we feel can capitalize on innovations in science and the development of new ways to conduct commerce, and that can meet longer-term challenges in areas such as information technology and health care.

Q What were some of the specific investments or allocation strategies that had the biggest effect on the Fund's benchmark-relative performance during the six-month period ended February 29, 2016?

A During the early part of the period when the Fund's performance was outpacing that of the Russell Index, several information technology stocks in the portfolio aided relative results, including shares of Microsoft, Taiwan Semiconductor, Facebook, Alphabet (new corporate name of Google), and Apple. Other strong-performing Fund positions during the period included: tobacco products company Reynolds American; railroad corporation Union Pacific; health care products and services distributor Cardinal Health; diversified pharmaceutical products corporation Johnson & Johnson; hardware/home improvement chain Home Depot; and automotive parts retailer O'Reilly Automotive.

     Some of those holdings held up well after market sentiment changed in mid-February; a few, however, including Apple, which remained the Fund's largest position as of February 29, 2016, slumped over the latter part of the period. Other Fund holdings that performed well early in the period but declined over the final few months included financial processor and credit-card company Visa International, and IntercontinentalExchange, an operator of securities exchanges, financial clearing houses, and financial data processing services. IntercontinentalExchange's performance was negatively affected by rumors about potential mergers and acquisitions.

     In addition, the portfolio's investments in biotechnology companies Gilead and Celgene struggled during the period, as election year political rhetoric about potential increased government controls over drug prices caused some concern among market participants. Also, several Fund holdings in the financials sector underperformed, including Lazard, an advisory asset management firm, and Morgan Stanley, the major investment bank.

     Lack of portfolio exposure to some companies whose shares performed strongly during the period also detracted from the Fund's relative returns. These included information technology firm IBM, media company CBS, department store retailer Macy's, apparel companies Michael Kors and Hanesbrands, fast-food company McDonald's, and beverage company

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 5

     Coca-Cola. IBM has faced a number of challenges in recent years, while we have avoided CBS because of its heavy dependence on traditional broadcast advertising revenues at a time when the company faces new competitive pressures from internet-based advertising. In consumer discretionary, we avoided owning the shares of several companies that we believe still face challenges from longer-term secular changes in consumer behavior, such as Macy's, whose performance has been dragged down by dwindling foot traffic in traditional shopping malls, and apparel companies Michael Kors and Hanesbrands.

     As we noted earlier, many of the stocks that benefited the most from the late-period market rally were highly cyclical, including shares of capital goods companies in the industrials sector. We had underweighted the Fund's portfolio in capital goods, and the underweight hurt benchmark-relative performance over the six-month period. However, we still believe the slowdown in the industrials sector is a reality, and so we have maintained the Fund's underweighted position.

Q Did the Fund have any investments in derivative securities during the six-month period ended February 29. 2016?

A    No. We did not use any derivatives during the six-month period.

Q    What is your outlook and how have you positioned the Fund going forward?

A We remain convinced that the U.S. economy should continue to strengthen. At the end of February 2016, we think the stock market is at a distinctive point, and while valuation is an important factor in security selection, we continue to look for signs in those parts of the economy that are improving in order to position the Fund to capitalize on potential opportunities. We especially look to invest in companies that we believe have high investment value, and we focus on the concept of "economic value-added," which is the profit a company generates above its cost of capital. We also search for growth at a reasonable price.

     By sector, the Fund's largest allocation at the end of February was in information technology, while the biggest overweight relative to the Russell Index was in consumer staples. We favor information technology because of the many opportunities available to tech companies that are able to take advantage of longer-term secular changes. We continue to maintain portfolio positions in those tech-related companies that we think can be secular winners, such as Amazon and the aforementioned Apple, Facebook, Microsoft, Alphabet, and Visa International.

     The portfolio also has an emphasis on consumer staples companies because we think the U.S. consumer market is strong, buoyed by reasonable economic growth, increased activity in the housing market, rising employment figures, and improving wage growth, all of which should continue to support consumer spending. Among the Fund's holdings in consumer staples, we favor companies such as Mead Johnson, Kimberly Clark, and Hershey. In addition, we like owning shares of retailers that are

6 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 less threatened by longer-term changes such as the growth of electronic commerce; therefore, we have established healthy portfolio exposures to companies such as the aforementioned Home Depot and O'Reilly Automotive, as well as Lowe's and Ross Stores.

     Finally, we think health care is a sector that should present opportunities going forward. We believe managed-care benefits programs are likely to be the solution to many challenges within health care, and so the Fund has good exposure to insurers such as Aetna and Humana. We also believe that innovative biotechnology companies such as Gilead and Celgene (mentioned earlier) can be important agents of change, despite their recent underperformance related to controversies over drug prices. In our stock selection process, however, we focus on identifying longer-term opportunities.

     Our investment discipline for the Fund is based on finding companies with strong enough business models to grow their earnings incrementally, that we think can increase economic value, whose shares are selling at discounts to their intrinsic values, and that we also believe can be cyclical and/or secular winners.

Please refer to the Schedule of Investments on pages 15-18 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investments in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 7

Portfolio Summary | 2/29/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         97.2%
Depositary Receipts for International Stocks                                2.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     27.6%
Consumer Discretionary                                                     22.5%
Health Care                                                                16.2%
Consumer Staples                                                           15.1%
Industrials                                                                 8.8%
Financials                                                                  4.9%
Materials                                                                   3.5%
Energy                                                                      1.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Apple, Inc.                                                            4.86%
--------------------------------------------------------------------------------
 2. The Home Depot, Inc.                                                   4.22
--------------------------------------------------------------------------------
 3. Gilead Sciences, Inc.                                                  3.91
--------------------------------------------------------------------------------
 4. The Walt Disney Co.                                                    3.78
--------------------------------------------------------------------------------
 5. NIKE, Inc. (Class B)                                                   3.49
--------------------------------------------------------------------------------
 6. Microsoft Corp.                                                        3.46
--------------------------------------------------------------------------------
 7. Visa, Inc.                                                             3.37
--------------------------------------------------------------------------------
 8. United Parcel Service, Inc. (Class B)                                  3.33
--------------------------------------------------------------------------------
 9. Intercontinental Exchange, Inc.                                        3.20
--------------------------------------------------------------------------------
10. Facebook, Inc.                                                         2.88
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

Prices and Distributions | 2/29/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      2/29/16                        8/31/15
--------------------------------------------------------------------------------
          A                         $16.07                          $17.34
--------------------------------------------------------------------------------
          C                         $14.81                          $16.07
--------------------------------------------------------------------------------
          Y                         $16.35                          $17.66
--------------------------------------------------------------------------------

Distributions per Share: 9/1/15-2/29/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment         Short-Term           Long-Term
         Class           Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A             $0.0514              $ --               $0.9957
--------------------------------------------------------------------------------
          C             $    --              $ --               $0.9957
--------------------------------------------------------------------------------
          Y             $0.1113              $ --               $0.9957
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged measure of the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-12.

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 9

Performance Update | 2/29/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                  Net          Public         Russell
                  Asset        Offering       1000
                  Value        Price          Growth
Period            (NAV)        (POP)          Index
--------------------------------------------------------------------------------
10 Years           7.86%         7.22%         7.74%
5 Years           10.07          8.78         10.95
1 Year            -5.98        -11.41         -5.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
        Gross
--------------------------------------------------------------------------------
        1.14%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Disciplined     Russell 1000
             Growth Fund             Growth Index
2/06         $ 9,425                 $10,000
2/07         $10,579                 $10,805
2/08         $10,794                 $10,849
2/09         $ 6,527                 $ 6,506
2/10         $ 9,831                 $10,031
2/11         $12,436                 $12,533
2/12         $13,229                 $13,488
2/13         $14,385                 $14,782
2/14         $18,509                 $19,091
2/15         $21,366                 $22,191
2/16         $20,088                 $21,070

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

10 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

Performance Update | 2/29/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                         Russell
                                         1000
                   If        If          Growth
Period             Held      Redeemed    Index
--------------------------------------------------------------------------------
Life of Class
(7/16/08)           8.37%     8.37%       9.33%
5 Years             9.12      9.12       10.95
1 Year             -6.78     -6.78       -5.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
         Gross
--------------------------------------------------------------------------------
         2.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Disciplined     Russell 1000
             Growth Fund             Growth Index
7/08         $10,000                 $10,000
2/09         $ 6,356                 $ 6,074
2/10         $ 9,490                 $ 9,366
2/11         $11,896                 $11,702
2/12         $12,541                 $12,594
2/13         $13,515                 $13,803
2/14         $17,245                 $17,825
2/15         $19,740                 $20,720
2/16         $18,402                 $19,673

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 11

Performance Update | 2/29/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 29, 2016)
--------------------------------------------------------------------------------
                                 Russell
                                 1000
                Net Asset        Growth
Period          Value (NAV)      Index
--------------------------------------------------------------------------------
10 Years         8.13%            7.74%
5 Years         10.41            10.95
1 Year          -5.68            -5.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
       Gross
--------------------------------------------------------------------------------
       0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

             Pioneer Disciplined     Russell 1000
             Growth Fund             Growth Index
2/06         $ 5,000,000             $ 5,000,000
2/07         $ 5,612,864             $ 5,402,621
2/08         $ 5,726,879             $ 5,424,305
2/09         $ 3,468,773             $ 3,252,795
2/10         $ 5,242,849             $ 5,015,482
2/11         $ 6,662,166             $ 6,266,498
2/12         $ 7,102,796             $ 6,744,015
2/13         $ 7,754,515             $ 7,391,239
2/14         $10,001,897             $ 9,545,301
2/15         $11,588,794             $11,095,449
2/16         $10,930,190             $10,534,865

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses. Performance shown for periods prior to the inception of Class Y shares of the predecessor fund on July 31, 2008, is the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares of the predecessor fund prior to their inception on July 31, 2008, would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on actual returns from September 1, 2015, through February 29, 2016.

--------------------------------------------------------------------------------
Share Class                               A                C               Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00        $1,000.00       $1,000.00
Value on 9/1/15
--------------------------------------------------------------------------------
Ending Account                        $  982.50        $  978.60       $  983.80
Value (after expenses)
on 2/29/16
--------------------------------------------------------------------------------
Expenses Paid                         $    5.42        $    9.49       $    4.19
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.10%, 1.93%, and 0.85% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2015, through February 29, 2016.

--------------------------------------------------------------------------------
Share Class                               A                C               Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00        $1,000.00       $1,000.00
Value on 9/1/15
--------------------------------------------------------------------------------
Ending Account                        $1,019.39        $1,015.27       $1,020.64
Value (after expenses)
on 2/29/16
--------------------------------------------------------------------------------
Expenses Paid                         $    5.52        $    9.67       $    4.27
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.10%, 1.93%, and 0.85% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

Schedule of Investments | 2/29/16 (unaudited)

------------------------------------------------------------------------------------------
Shares                                                                        Value
------------------------------------------------------------------------------------------
                      COMMON STOCKS -- 98.0%
                      ENERGY -- 1.0%
                      Oil & Gas Exploration & Production -- 1.0%
     511,859          Cabot Oil & Gas Corp.                                   $ 10,303,722
                                                                              ------------
                      Total Energy                                            $ 10,303,722
------------------------------------------------------------------------------------------
                      MATERIALS -- 3.4%
                      Fertilizers & Agricultural Chemicals -- 1.9%
     210,073          Monsanto Co.                                            $ 18,904,469
------------------------------------------------------------------------------------------
                      Specialty Chemicals -- 1.5%
     148,838          Ecolab, Inc.                                            $ 15,263,337
                                                                              ------------
                      Total Materials                                         $ 34,167,806
------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 3.2%
                      Aerospace & Defense -- 0.8%
      78,574          Honeywell International, Inc.                           $  7,963,475
------------------------------------------------------------------------------------------
                      Construction & Farm Machinery & Heavy Trucks -- 2.4%
     250,699          WABCO Holdings, Inc.*                                   $ 23,640,916
                                                                              ------------
                      Total Capital Goods                                     $ 31,604,391
------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 5.5%
                      Air Freight & Logistics -- 3.3%
     335,980          United Parcel Service, Inc. (Class B)                   $ 32,438,869
------------------------------------------------------------------------------------------
                      Airlines -- 2.2%
     538,752          American Airlines Group, Inc.                           $ 22,088,832
                                                                              ------------
                      Total Transportation                                    $ 54,527,701
------------------------------------------------------------------------------------------
                      CONSUMER DURABLES & APPAREL -- 3.4%
                      Footwear -- 3.4%
     552,496          NIKE, Inc. (Class B)                                    $ 34,028,229
                                                                              ------------
                      Total Consumer Durables & Apparel                       $ 34,028,229
------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 2.8%
                      Restaurants -- 2.8%
     472,141          Starbucks Corp.                                         $ 27,483,328
                                                                              ------------
                      Total Consumer Services                                 $ 27,483,328
------------------------------------------------------------------------------------------
                      MEDIA -- 3.7%
                      Movies & Entertainment -- 3.7%
     385,745          The Walt Disney Co.                                     $ 36,846,362
                                                                              ------------
                      Total Media                                             $ 36,846,362
------------------------------------------------------------------------------------------
                      RETAILING -- 12.2%
                      General Merchandise Stores -- 2.3%
     311,115          Dollar General Corp.*                                   $ 23,100,289
------------------------------------------------------------------------------------------
                      Apparel Retail -- 1.5%
     270,410          Ross Stores, Inc.                                       $ 14,867,142
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 15

------------------------------------------------------------------------------------------
Shares                                                                        Value
------------------------------------------------------------------------------------------
                      Home Improvement Retail -- 5.8%
     236,519          Lowe's Companies, Inc.                                  $ 15,972,128
     331,098          The Home Depot, Inc.                                      41,095,884
                                                                              ------------
                                                                              $ 57,068,012
------------------------------------------------------------------------------------------
                      Automotive Retail -- 2.6%
      99,896          O'Reilly Automotive, Inc.*                              $ 26,004,927
                                                                              ------------
                      Total Retailing                                         $121,040,370
------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 10.1%
                      Brewers -- 1.0%
     116,447          Molson Coors Brewing Co. (Class B)                      $  9,929,436
------------------------------------------------------------------------------------------
                      Soft Drinks -- 1.9%
     390,131          Coca-Cola Enterprises, Inc.                             $ 18,925,255
------------------------------------------------------------------------------------------
                      Packaged Foods & Meats -- 4.4%
     284,450          Mead Johnson Nutrition Co.                              $ 20,981,032
     250,563          The Hershey Co.                                           22,773,671
                                                                              ------------
                                                                              $ 43,754,703
------------------------------------------------------------------------------------------
                      Tobacco -- 2.8%
     453,375          Altria Group, Inc.                                      $ 27,914,299
                                                                              ------------
                      Total Food, Beverage & Tobacco                          $100,523,693
------------------------------------------------------------------------------------------
                      HOUSEHOLD & PERSONAL PRODUCTS -- 4.7%
                      Household Products -- 4.7%
     215,556          Church & Dwight Co., Inc.                               $ 19,563,863
     211,727          Kimberly-Clark Corp.                                      27,588,028
                                                                              ------------
                                                                              $ 47,151,891
                                                                              ------------
                      Total Household & Personal Products                     $ 47,151,891
------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 6.9%
                      Health Care Equipment -- 0.5%
      59,219          Medtronic PLC                                           $  4,582,958
------------------------------------------------------------------------------------------
                      Health Care Distributors -- 0.9%
      60,547          McKesson Corp.                                          $  9,422,324
------------------------------------------------------------------------------------------
                      Health Care Services -- 2.2%
     307,248          Express Scripts Holding Co.*                            $ 21,624,114
------------------------------------------------------------------------------------------
                      Managed Health Care -- 3.3%
     192,961          Aetna, Inc.                                             $ 20,961,353
      66,851          Humana, Inc.                                              11,830,621
                                                                              ------------
                                                                              $ 32,791,974
                                                                              ------------
                      Total Health Care Equipment & Services                  $ 68,421,370
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

------------------------------------------------------------------------------------------
Shares                                                                        Value
------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY &
                      LIFE SCIENCES -- 9.1%
                      Biotechnology -- 9.1%
     177,005          Alder Biopharmaceuticals, Inc.                          $  3,361,325
     132,488          Amgen, Inc.                                               18,850,393
     238,886          Celgene Corp.*                                            24,086,875
     436,838          Gilead Sciences, Inc.*                                    38,114,116
      69,287          Vertex Pharmaceuticals, Inc.*                              5,923,346
                                                                              ------------
                                                                              $ 90,336,055
                                                                              ------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences    $ 90,336,055
------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 4.9%
                      Specialized Finance -- 3.2%
     130,954          Intercontinental Exchange, Inc.                         $ 31,227,291
------------------------------------------------------------------------------------------
                      Asset Management & Custody Banks -- 1.7%
     123,044          Affiliated Managers Group, Inc.*                        $ 17,064,972
                                                                              ------------
                      Total Diversified Financials                            $ 48,292,263
------------------------------------------------------------------------------------------
                      SOFTWARE & SERVICES -- 18.0%
                      Internet Software & Services -- 8.3%
      37,540          Alphabet, Inc. (Class A)                                $ 26,924,439
      38,845          Alphabet, Inc. (Class C)                                  27,104,876
     262,209          Facebook, Inc.*                                           28,035,386
                                                                              ------------
                                                                              $ 82,064,701
------------------------------------------------------------------------------------------
                      IT Consulting & Other Services -- 1.3%
     234,888          Cognizant Technology Solutions Corp.*                   $ 13,383,918
------------------------------------------------------------------------------------------
                      Data Processing & Outsourced Services -- 4.4%
     298,169          PayPal Holdings, Inc.                                   $ 11,372,166
     454,116          Visa, Inc.                                                32,873,457
                                                                              ------------
                                                                              $ 44,245,623
------------------------------------------------------------------------------------------
                      Application Software -- 0.6%
      69,306          Adobe Systems, Inc.*                                    $  5,901,406
------------------------------------------------------------------------------------------
                      Systems Software -- 3.4%
     663,047          Microsoft Corp.                                         $ 33,735,831
                                                                              ------------
                      Total Software & Services                               $179,331,479
------------------------------------------------------------------------------------------
                      TECHNOLOGY HARDWARE & EQUIPMENT -- 4.8%
                      Computer Storage & Peripherals -- 4.8%
     490,199          Apple, Inc.                                             $ 47,397,339
                                                                              ------------
                      Total Technology Hardware & Equipment                   $ 47,397,339
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 17

------------------------------------------------------------------------------------------
Shares                                                                        Value
------------------------------------------------------------------------------------------
                      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.3%
                      Semiconductors -- 4.3%
   1,550,349          Micron Technology, Inc.*                                $ 16,480,210
   1,127,687          Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)     26,557,029
                                                                              ------------
                                                                              $ 43,037,239
                                                                              ------------
                      Total Semiconductors & Semiconductor Equipment          $ 43,037,239
------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $838,175,294)                                     $974,493,238
------------------------------------------------------------------------------------------
                      TOTAL INVESTMENT IN SECURITIES -- 98.0%
                      (Cost $838,175,294) (a)                                 $974,493,238
------------------------------------------------------------------------------------------
                      OTHER ASSETS & LIABILITIES -- 2.0%                      $ 19,595,926
------------------------------------------------------------------------------------------
                      TOTAL NET ASSETS -- 100.0%                              $994,089,164
==========================================================================================

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

(a) At February 29, 2016, the net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes of $839,174,625 was as follows:

             Aggregate gross unrealized appreciation for all investments in
               which there is an excess of value over tax cost                    $161,826,545

             Aggregate gross unrealized depreciation for all investments in
               which there is an excess of tax cost over value                     (26,507,932)
                                                                                  ------------
             Net unrealized appreciation                                          $135,318,613
                                                                                  ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2016, aggregated to $730,416,057 and $748,662,543, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 29, 2016, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                         Level 1            Level 2     Level 3     Total
--------------------------------------------------------------------------------
Common Stocks            $974,493,238       $  --       $  --       $974,493,238
--------------------------------------------------------------------------------
Total                    $974,493,238       $  --       $  --       $974,493,238
================================================================================

During the six months ended February 29, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

Statement of Assets and Liabilities | 2/29/16 (unaudited)

ASSETS:
  Investment in securities (cost $838,175,294)                      $974,493,238
  Cash                                                                19,208,401
  Receivables --
     Fund shares sold                                                    113,536
     Dividends                                                           991,114
  Other Assets                                                            57,045
--------------------------------------------------------------------------------
         Total assets                                               $994,863,334
================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                        $    507,139
  Due to affiliates                                                      154,887
  Trustee fees                                                             7,228
  Accrued expenses                                                       104,916
--------------------------------------------------------------------------------
         Total liabilities                                          $    774,170
================================================================================
NET ASSETS:
  Paid-in capital                                                   $808,274,921
  Undistributed net investment income                                    738,549
  Accumulated net realized gain on investments                        48,757,750
  Net unrealized appreciation on investments                         136,317,944
--------------------------------------------------------------------------------
         Total net assets                                           $994,089,164
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $935,903,530/58,232,827 shares)                 $      16.07
  Class C (based on $20,625,547/1,392,822 shares)                   $      14.81
  Class Y (based on $37,560,087/2,297,691 shares)                   $      16.35
MAXIMUM OFFERING PRICE:
  Class A ($16.07 (divided by) 94.25%)                              $      17.05
================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 19

Statement of Operations (unaudited)

For the Six Months Ended 2/29/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $5,361)            $   7,242,748
  Interest                                                               3,664
-----------------------------------------------------------------------------------------------
        Total investment income                                                  $   7,246,412
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $   3,333,585
  Transfer agent fees
     Class A                                                           397,253
     Class C                                                             9,287
     Class Y                                                               689
  Distribution fees
     Class A                                                         1,213,623
     Class C                                                           114,113
  Shareholder communications expense                                   306,933
  Administrative expense                                               212,998
  Custodian fees                                                         8,583
  Registration fees                                                     27,603
  Professional fees                                                     29,744
  Printing expense                                                       8,995
  Fees and expenses of nonaffiliated Trustees                           22,231
  Miscellaneous                                                         32,907
-----------------------------------------------------------------------------------------------
     Total expenses                                                              $   5,718,544
-----------------------------------------------------------------------------------------------
        Net investment income                                                    $   1,527,868
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain (loss) on investments                                        $  51,135,551
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)
     on investments                                                              $ (69,618,685)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                         $ (18,483,134)
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $ (16,955,266)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended 2/29/16    Year Ended
                                                            (unaudited)      8/31/15
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $    1,527,868   $    3,394,897
Net realized gain (loss) on investments                         51,135,551       63,455,490
Change in net unrealized appreciation (depreciation)
  on investments                                               (69,618,685)     (40,128,561)
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  (16,955,266)  $   26,721,826
============================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.05 and $0.16 per share, respectively)     $   (3,002,270)  $   (9,326,434)
      Class C ($0.00 and $0.05 per share, respectively)                 --          (77,445)
      Class Y ($0.11 and $0.22 per share, respectively)           (218,041)        (112,672)
Net realized gain:
      Class A ($1.00 and $0.91 per share, respectively)        (55,189,396)     (50,208,627)
      Class C ($1.00 and $0.91 per share, respectively)         (1,403,033)      (1,246,405)
      Class Y ($1.00 and $0.91 per share, respectively)         (1,967,556)        (866,538)
--------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $  (61,780,296)  $  (61,838,121)
============================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $   38,236,404   $  128,009,976
Reinvestment of distributions                                   60,988,335       60,519,088
Cost of shares repurchased                                     (56,779,487)    (169,285,440)
--------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                            $   42,445,252   $   19,243,624
--------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $  (36,290,310)  $  (15,872,671)
NET ASSETS:
Beginning of period                                         $1,030,379,474   $1,046,252,145
--------------------------------------------------------------------------------------------
End of period                                               $  994,089,164   $1,030,379,474
--------------------------------------------------------------------------------------------
Undistributed net investment income                         $      738,549   $    2,430,992
============================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 21

--------------------------------------------------------------------------------------------
                                Six Months   Six Months
                                Ended        Ended
                                2/29/16      2/29/16             Year Ended   Year Ended
                                Shares       Amount              8/31/15      8/31/15
                                (unaudited)  (unaudited)         Shares       Amount
--------------------------------------------------------------------------------------------
Class A
Shares sold                      1,540,439   $     26,308,158     4,812,972   $  86,681,949
Reinvestment of distributions    3,298,661         57,586,253     3,318,159      58,855,603
Less shares repurchased         (2,745,285)       (47,096,176)   (7,705,200)   (138,522,424)
--------------------------------------------------------------------------------------------
      Net increase               2,093,815   $     36,798,235       425,931   $   7,015,128
============================================================================================
Class B*
Shares sold                             --   $             --         2,439   $      40,086
Reinvestment of distributions           --                 --            --              --
Less shares repurchased                 --                 --      (432,038)     (7,459,483)
--------------------------------------------------------------------------------------------
      Net decrease                      --   $             --      (429,599)  $  (7,419,397)
============================================================================================
Class C
Shares sold                        122,330   $      1,941,293       554,865   $   9,297,448
Reinvestment of distributions       81,888          1,317,581        75,525       1,243,201
Less shares repurchased           (243,842)        (3,717,982)     (421,140)     (7,071,901)
--------------------------------------------------------------------------------------------
      Net increase (decrease)      (39,624)  $       (459,108)      209,250   $   3,468,748
============================================================================================
Class Y
Shares sold                        605,015   $      9,986,953     1,709,426   $  31,990,493
Reinvestment of distributions      117,169          2,084,501        23,272         420,284
Less shares repurchased           (342,614)        (5,965,329)     (901,354)    (16,231,632)
--------------------------------------------------------------------------------------------
      Net increase                 379,570   $      6,106,125       831,344   $  16,179,145
============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year        Year        Year
                                                             2/29/16      Ended      Ended      Ended       Ended       Ended
                                                             (unaudited)  8/31/15    8/31/14    8/31/13 (a) 8/31/12 (a) 8/31/11 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  17.34     $  17.93   $  14.27   $  13.93    $ 12.96     $ 11.83
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.03(b)  $   0.05   $   0.17   $   0.06    $  0.03     $ (0.01)
   Net realized and unrealized gain (loss) on investments       (0.25)        0.43       3.52       2.13       2.03        2.52
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.22)    $   0.48   $   3.69   $   2.19    $  2.06     $  2.51
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.05)    $  (0.16)  $  (0.03)  $  (0.08)   $ (0.04)    $ (0.04)
   Net realized gain                                            (1.00)       (0.91)        --      (1.77)     (1.05)      (1.34)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (1.05)    $  (1.07)  $  (0.03)  $  (1.85)   $ (1.09)    $ (1.38)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (1.27)    $  (0.59)  $   3.66   $   0.34    $  0.97     $  1.13
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  16.07     $  17.34   $  17.93   $  14.27    $ 13.93     $ 12.96
====================================================================================================================================
Total return*                                                   (1.75)%       2.58%     25.89%     16.57%     17.46%      21.62%
Ratio of net expenses to average net assets                      1.10%**      1.14%      1.18%      1.23%      1.25%       1.25%
Ratio of net investment income (loss) to average net assets      0.31%**      0.33%      1.01%      0.26%      0.31%       0.18%
Portfolio turnover rate                                           144%**        49%        47%        45%        75%        107%
Net assets, end of period (in thousands)                     $935,904     $973,492   $998,718   $846,042    $ 9,646     $ 5,257
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.10%**      1.14%      1.18%      1.26%      1.48%       1.52%
   Net investment income (loss) to average net assets            0.31%**      0.33%      1.01%      0.23%      0.08%      (0.09)%
====================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 23

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended          Year        Year     Year        Year        Year
                                                            2/29/16        Ended       Ended    Ended       Ended       Ended
                                                            (unaudited)    8/31/15     8/31/14  8/31/13 (a) 8/31/12 (a) 8/31/11 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $ 16.07        $ 16.72     $ 13.40  $ 13.17     $12.35      $11.35
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $ (0.04)(b)(c) $ (0.09)(c) $  0.03  $ (0.05)    $(0.08)     $(0.09)
   Net realized and unrealized gain (loss) on investments     (0.22)          0.40        3.29     2.00       1.92        2.39
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $ (0.26)       $  0.31     $  3.32  $  1.95     $ 1.84      $ 2.30
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $    --        $ (0.05)    $    --  $ (1.72)    $(1.02)     $(1.30)
   Net realized gain                                          (1.00)         (0.91)         --       --         --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (1.00)       $ (0.96)    $    --  $ (1.72)    $(1.02)     $(1.30)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $ (1.26)       $ (0.65)    $  3.32  $  0.23     $ 0.82      $ 1.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 14.81        $ 16.07     $ 16.72  $ 13.40     $13.17      $12.35
====================================================================================================================================
Total return*                                                 (2.14)%         1.74%      24.78%   15.49%     16.41%      20.58%
Ratio of net expenses to average net assets                    1.93%**        2.00%       2.04%    2.15%      2.15%       2.15%
Ratio of net investment income (loss) to average net assets   (0.53)%**      (0.51)%      0.15%   (0.59)%    (0.58)%     (0.72)%
Portfolio turnover rate                                         144%**          49%         47%      45%        75%        107%
Net assets, end of period (in thousands)                    $20,626        $23,020     $20,453  $17,505     $1,501      $1,283
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                        1.93%**        2.00%       2.04%    2.25%      2.41%       2.47%
   Net investment income (loss) to average net assets         (0.53)%**      (0.51)%      0.15%   (0.69)%    (0.84)%     (1.04)%
====================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year       Year      Year         Year         Year
                                                            2/29/16      Ended      Ended     Ended        Ended        Ended
                                                            (unaudited)  8/31/15    8/31/14   8/31/13 (a)  8/31/12 (a)  8/31/11 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $ 17.66      $ 18.24    $ 14.49   $ 14.16      $ 13.16      $ 11.98
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $  0.05(b)   $  0.10    $  0.33   $  0.13      $  0.09      $  0.07
   Net realized and unrealized gain (loss) on investments     (0.25)        0.45       3.49      2.14         2.04         2.54
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $ (0.20)     $  0.55    $  3.82   $  2.27      $  2.13      $  2.61
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $ (0.11)     $ (0.22)   $ (0.07)  $ (0.16)     $ (0.08)     $ (0.08)
   Net realized gain                                          (1.00)       (0.91)        --     (1.78)       (1.05)       (1.35)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (1.11)     $ (1.13)   $ (0.07)  $ (1.94)     $ (1.13)     $ (1.43)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $ (1.31)     $ (0.58)   $  3.75   $  0.33      $  1.00      $  1.18
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 16.35      $ 17.66    $ 18.24   $ 14.49      $ 14.16      $ 13.16
====================================================================================================================================
Total return*                                                 (1.62)%       2.93%     26.41%    16.95%       17.88%       22.07%
Ratio of net expenses to average net assets                    0.85%**      0.82%      0.75%     0.90%        0.90%        0.90%
Ratio of net investment income (loss) to average net assets    0.55%**      0.70%      1.52%     0.78%        0.67%        0.52%
Portfolio turnover rate                                         144%**        49%        47%       45%          75%         107%
Net assets, end of period (in thousands)                    $37,560      $33,867    $19,818   $28,352      $38,296      $46,528
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                        0.85%**      0.82%      0.75%     0.95%        1.00%        1.00%
   Net investment income (loss) to average net assets          0.55%**      0.70%      1.52%     0.73%        0.57%        0.42%
====================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 25

Notes to Financial Statements | 2/29/16 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Disciplined Growth Fund (the Fund) is a diversified series of Pioneer Series Trust XII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

26 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At February 29, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers).

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 27

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three fiscal years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the years ended August 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $ 9,516,551
     Long-term capital gain                                           52,321,570
     ---------------------------------------------------------------------------
          Total                                                      $61,838,121
     ===========================================================================

28 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  2,181,172
     Undistributed long term capital gain                             57,431,335
     Net unrealized appreciation                                     204,937,298
     ---------------------------------------------------------------------------
          Total                                                     $264,549,805
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, and adjustments related to other holdings.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $21,622 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2016.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 29 risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $5 billion. For the six months ended February 29, 2016, the effective annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $55,890 in management fees, administrative costs and certain other reimbursements payable to PIM at February 29, 2016.

3.   Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data services serves as the transfer agent to the Fund at negotiated rates

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 29, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $267,689
Class C                                                                   15,727
Class Y                                                                   23,517
--------------------------------------------------------------------------------
  Total                                                                 $306,933
================================================================================

30 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $70,900 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at February 29, 2016.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28,097 in distribution fees payable to PFD at February 29, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 29, 2016, CDSCs in the amount of $2,147 were paid to PFD.

5.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. For the period from June 9, 2015 to February 9, 2016, the facility was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 31

(c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 29, 2016, the Fund had no borrowings under the credit facility.

32 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

ADDITIONAL INFORMATION (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 33

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Disciplined Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

34 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 35

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

36 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 37 relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

38 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 39

                           This page for your notes.

40 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

                           This page for your notes.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 41

                           This page for your notes.

42 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

                           This page for your notes.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16 43

                           This page for your notes.

44 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19111-10-0416

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XII

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 27, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 27, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 27, 2016

* Print the name and title of each signing officer under his or her signature.